SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): May 29, 1997




                              PRIME CELLULAR, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-18700              13-3570672
(State or other jurisdiction       (Commission         (I.R.S. Employer
    of incorporation)              File Number)       Identification No.)


              100 First Stamford Place, Stamford, Connecticut 06902
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (203)327-3620




                                 Not Applicable
           Former name or former address, if changed since last report

Item 7.  Financial Statements and Exhibits

     The following financial statements and pro forma financial information omitted from the Company's Report on Form 8-K for that event dated May 29, 1998 filed with the Commission on June 15, 1998, in reliance upon instructions 7(a)(4) and 7(b)(2) of Form 8-K, are filed herewith.

     (a). Financial Statements of Business Acquired.

     Financial Statements of Cell & Molecular Technologies,  Inc. and Subsidiary

          (i)  Independent Auditors Report

          (ii) Balance Sheets at December 31, 1997, 1996 and 1995

         (iii) Statements of Operations for the years ended December 31, 1997, 1996 and 1995

          (iv) Statements of Stockholders' Deficit for the years ended December 31, 1997, 1996 and 1995

          (v) Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995

          (vi) Notes to Consolidated Financial Statements


     (b). Pro Forma Financial Information.

     Unaudited Pro Forma Condensed Consolidated Financial Statements for Prime Cellular, Inc.

          (i)  Introduction

          (ii) Balance Sheet as of December 31, 1997

          (iii) Statement of Operations for the year ended December 31, 1997

          (iv) Balance Sheet as of March 31, 1998

          (v)  Statement of Operations For the Three Months Ended March 31, 1998

          (vi) Notes to Pro Forma Condensed Consolidated Financial Statements


     (c). Exhibits.

     Reference is made to the Exhibits previously filed with the Securities and Exchange Commission as Exhibits to the Company's Report on Form 8-K, filed with the Commission on June 15, 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  August 11, 1998

                                          PRIME CELLULAR, INC.



                                          By /s/ JOSEPH K. PAGANO
                                             ----------------------------------
                                             Name:  Joseph K. Pagano
                                             Title: President